Exhibit 99.2

COGDELL SPENCER

SUPPLEMENTAL OPERATING & FINANCIAL DATA

For the quarter ended September 30, 2011

125 DOUGHTY ST.

All amounts shown in this report are unaudited.

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Cogdell Spencer Inc. Any offer to sell or solicitation to buy securities of Cogdell Spencer Inc. shall be made only by means of a prospectus approved for that purpose.

1. Investor Information	1

2. Summary	2

3. Capitalization	3

4. Results	4

5. Condensed Consolidated Balance Sheets	5

6. Condensed Consolidated Statements of Operations	6

7. Business Segment Reporting	7

8. Reconciliation of Net Loss to FFO and FFOM	9

9. Coverage Ratios	10

10. Consolidated Debt Analysis	11

11. Property Summary	15

12. Stabilized Property Listing	16

13. Stabilized Property Occupancy Rates	19

14. Tenant Lease Expirations	22

15. Ten Largest Tenants	23

16. Ground & Air Rights Leases	24

17. Pipeline	25

18. Inter-company Profit Elimination Example	26

19. Acquisitions, Completed Developments, & Properties in Fill-up	27

20. Development Construction and Capital Expenditures	28

21. Appendix	29

Reconciliation of Earnings to EBITDA	i

Reconciliation of Gross Assets to Total Assets	i

Reconciliation of Same Property Adjusted Net Operating Income	ii

Reconciliation of Total Property Adjusted Net Operating Income	iii

Board of Directors

Richard C. Neugent	Raymond W. Braun
Chairman	President & CEO

John R. Georgius	Richard B. Jennings

Christopher E. Lee	David J. Lubar

Randolph D. Smoak, Jr. M.D.
Executive Management

Raymond W. Braun	Brian L. Happ	Rex A. Noble
Chief Executive Officer & President	Executive VP & Chief Operating Officer	Executive VP Portfolio Management

Charles M. Handy	Andrea L. Hopkins	Sal G. Parente
Executive VP & Chief Financial Officer	VP Human Resources	Executive VP Business Development
Equity Research Coverage

BMO Capital Markets	Jefferies & Co.	Raymond James & Associates
Richard Anderson — 212.885.4180	Tayo Okusanya — 212.336.7076	Paul Puryear — 727.567.2253

Janney Montgomery Scott	KeyBanc Capital Markets	SmithBarney Citigroup
Dan Donlan — 215.665.6476	Karin Ford — 917.368.2293	Quentin Velleley — 212.816.6981
Company Information

Corporate Headquarters	Trading Symbol	Transfer Agent
4401 Barclay Downs Drive, Suite 300	CSA	First Stockholder Services
Charlotte, NC 28209
Tel: 704.940.2900	Stock Exchange Listing	Investor Relations
Fax: 704.940.2959	New York Stock Exchange	Jaime Buell — 704.940.2929
www.cogdell.com
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements reflect our views about future events and are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause actual results to differ materially. Factors that may contribute to these differences include, but are not limited to the following: our ability to execute our business strategy; our ability to comply with financial covenants in our debt instruments; our ability to raise capital on terms that are favorable to us; our ability to obtain future financing arrangements; estimates relating to our future distributions; increased competition for tenants and new properties; our ability to renew our ground leases; legislative and regulatory changes (including changes to laws governing the taxation of REITs and individuals); increases in costs of borrowing as a result of changes in interest rates; our ability to maintain our qualification as a REIT due to economic, market, legal, tax, or other considerations; changes in the reimbursement available to our tenants by government or private payors; our tenants’ ability to make rent payments; defaults by tenants and customers; customers’ access to financing; delays in project starts and cancellations by customers; our ability to convert design-build project opportunities into new engagements for us; market trends; and projected capital expenditures. For a further list and description of such risks and uncertainties, see our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2010. Although we believe the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be realized. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

	For 3 Months Ended		For 9 Months Ended
(in thousands, except per share amounts and portfolio statistics)	Sept. 30, 2011	Sept. 30, 2010	Sept. 30, 2011	Sept. 30, 2010

Revenue	$47,177	$39,309	$127,889	$133,920
EBITDA(1)	13,144	9,906	34,885	40,379
Net loss attributable to Cogdell Spencer Inc. common stockholders	(1,834)	(1,838)	(9,950)	(10,574)
Net loss per share attributable to Cogdell Spencer Inc. common stockholder	$(0.04)	$(0.04)	$(0.19)	$(0.23)

FFOM attributable to common stockholders and operating partnership unitholders(2)	$5,858	$5,322	$11,603	$9,623
FFOM attributable to common stockholders and operating partnership unitholders, excluding litigation gains and losses, impairment charges, and CEO retirement expense(2)	$5,019	$5,322	$12,564	$23,016

Per share and operating partnership unit data:
FFOM attributable to common stockholders and operating partnership unitholders(2)	$0.10	$0.09	$0.20	$0.18
FFOM attributable to common stockholders and operating partnership unitholders, excluding litigation gains and losses, impairment charges, and CEO retirement expense (2)	$0.09	$0.09	$0.21	$0.43

Debt / Gross Assets(3)	48%	45%	48%	45%

Portfolio statistics:
Total properties	70	66	70	66
Total square footage	3,949	3,676	3,949	3,676

Property Distribution	Occupancy(4)

(1)	For a reconciliation EBITDA to net loss, see page i in the appendix to this Supplemental Operating and Financial Data package.

(2)	For a definition, discussion, and a quantitative reconciliation of the differences between FFOM and net income (loss), see page 9.

For a detailed listing of non-recurring events and impairment charges, see FFO reconciliation on page 9.

(3)
Gross Assets represents total assets before accumulated depreciation and amortization. For a reconciliation Gross Assets to Total Assets, see page i in the appendix to this Supplemental Operating and Financial Data package.

(4)	Stabilized properties.

	Sept. 30, 2011
	Shares/Units	Share Price	Value
Common Stock	51,080	$3.77	$192,572
Common Operating Partnership Units	7,477	3.77	28,188
Preferred Stock	2,940	23.35	68,649

Equity value			289,409
Consolidated debt			434,254

Market capitalization			$723,663

200 Andrews — Greenville, SC

	For the 3 Months Ended		For the 9 Months Ended
	Sept. 30, 2011	Sept. 30, 2010	Sept. 30, 2011	Sept. 30, 2010
FFOM and FFOM per share and operating partnership unit for the three months and nine months ended Sept. 30, 2011, and a comparison to our prior year results:
FFOM(1)	$5,858	$5,322	$11,603	$9,623
Impact of litigation gains and losses, impairment charges, and CEO retirement expense	(839)	—	961	13,393

FFOM, excluding litigation gains and losses, impairment charges, and CEO retirement expense	$5,019	$5,322	$12,564	$23,016

Per share and operating partnership unit data:
FFOM(1)	$0.10	$0.09	$0.20	$0.18
Impact of litigation gains and losses, impairment charges, and CEO retirement expense(2)	(0.01)	—	0.01	0.25
FFOM, excluding litigation gains and losses, impairment charges, and CEO retirement expense	0.09	0.09	0.21	0.43

	Sept. 30, 2011	Sept. 30, 2010	Sept. 30, 2011	Sept. 30, 2010
FFO and FFO per share and operating partnership unit for the three months and nine months ended Sept. 30, 2011, and a comparison to our prior year results:
FFO(1)	$5,627	$4,948	$10,909	$8,502
Impact of litigation gains and losses, impairment charges, and CEO retirement expense	(839)	—	961	13,393

FFO, excluding litigation gains and losses, impairment charges and CEO retirement expenses	$4,788	$4,948	$11,870	$21,895

Per share and operating partnership unit data:
FFO(1)	$0.10	$0.09	$0.19	$0.16
Impact of litigation gains and losses, impairment charges, and CEO retirement expenses(2)	(0.01)	—	0.01	0.25
FFO, excluding litigation gains and losses, impairment charges, and CEO retirement expense	0.09	0.09	0.20	0.41

	Sept. 30, 2011	Sept. 30, 2010	Sept. 30, 2011	Sept. 30, 2010
Net loss attributable to Cogdell Spencer Inc. and net loss attributable to Cogdell Spencer Inc. per share for the three and nine months ended September 30, 2011, and a comparison to our prior year results:

Net loss available to Cogdell Spencer Inc. common stockholders	$(1,834)	$(1,838)	$(9,950)	$(10,574)

Gain from sale of real estate partnership, litigation gains and losses, impairment charges, and CEO retirement expense attributable to Cogdell Spencer Inc. common stockholders(2)	(732)	—	839	11,451

Net income (loss) available to Cogdell Spencer Inc. common stockholders, excluding gain from sale of real estate partnership, litigation gains and losses, impairment charges, and CEO retirement expense(2)	$(2,566)	$(1,838)	$(9,111)	$877

Per share data:

Net loss available to Cogdell Spencer Inc. common stockholders	$(0.04)	$(0.04)	$(0.19)	$(0.24)

Gain from sale of real estate partnership, litigation gains and losses, impairment charges, and CEO retirement expense attributable to Cogdell Spencer Inc. common stockholders(2)	(0.01)	—	0.01	0.25

Net income (loss) available to Cogdell Spencer Inc. common stockholders, excluding gain from sale of real estate partnership, litigation gains and losses, impairment charges, and CEO retirement expense(2)	(0.05)	(0.04)	(0.18)	0.01

(1)	For a definition and discussion and a quantitative reconciliation of the differences between FFO, FFOM, and net loss, see page 9.

(2)	For a detailed listing of gain from sale of real estate partnership, litigation gains and losses, impairment charges, and CEO retirement expense, see FFO reconciliation on page 9.

	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010
Assets
Real estate properties:
Operating real estate properties	$709,091	$677,880	$41,712	$34,291	$632,844
Less: Accumulated depreciation	(139,212)	(132,198)	(125,610)	(119,141)	(112,581)

Total real estate properties, net	569,879	545,682	516,102	515,150	520,263
Construction in process	31,546	45,010	29,985	22,243	15,120

Total real estate properties, net	601,425	590,692	546,087	537,393	535,383
Cash and cash equivalents	16,033	16,383	17,235	12,203	16,028
Restricted cash	2,952	4,241	6,784	6,794	11,649
Tenant and accounts receivable, net	14,831	12,368	10,247	11,383	9,656
Goodwill	22,882	22,882	22,882	22,882	102,195
Trade names and trademarks	—	—	—	—	34,093
Intangible assets, net	20,943	22,249	18,418	18,601	20,025
Other assets	30,718	27,551	28,162	23,684	23,642

Total assets	$709,784	$696,366	$649,815	$632,940	$752,671

Liabilities and Equity
Mortgage notes payable	$271,454	$325,644	$319,419	$317,303	$296,701
Term loan	80,800	—	—	—	50,000
Revolving credit facility	82,000	95,000	55,000	45,000	65,000
Accounts payable	15,782	15,315	11,628	11,368	11,814
Billings in excess of costs and estimated earnings on uncompleted contracts	1,284	2,432	2,314	1,930	2,145
Deferred income taxes	—	—	—	—	11,406
Other liabilities	60,886	52,707	43,558	39,819	51,991

Total liabilities	512,206	491,098	431,919	415,420	489,057
Commitments and contingencies
Equity:
Cogdell Spencer Inc. stockholders’ equity:
Preferred stock	73,500	73,500	73,500	65,000	—
Common stock	511	511	510	509	507
Additional paid-in capital	419,564	418,553	418,374	417,960	419,439
Accumulated other comprehensive loss	(5,852)	(3,772)	(2,712)	(3,339)	(6,011)
Accumulated deficit	(312,939)	(306,022)	(295,981)	(287,798)	(189,219)

Total Cogdell Spencer Inc. stockholders’ equity	174,784	182,770	193,691	192,332	224,716
Noncontrolling interests:
Real estate partnerships	8,057	6,756	6,772	6,452	5,660
Operating partnership	14,737	15,742	17,433	18,736	33,238

Total noncontrolling interests	22,794	22,498	24,205	25,188	38,898

Total equity	197,578	205,268	217,896	217,520	263,614

Total liabilities and equity	$709,784	$696,366	$649,815	$632,940	$752,671

	Three Months Ended
	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010
Revenues:
Rental revenue	$24,762	$23,136	$23,054	$22,799	$22,765
Design-Build contract revenue and other sales	21,619	17,641	15,241	24,850	15,734
Property management and other fees	789	760	775	824	809
Development management and other income	7	41	74	25	1

Total revenues	47,177	41,578	39,144	48,498	39,309

Expenses:
Property operating and management	10,069	9,824	9,287	8,012	9,067
Design-Build contracts and development management	18,567	15,977	13,013	22,169	13,806
Selling, general, and administrative	5,198	6,822	6,208	8,561	6,684
Depreciation and amortization	8,623	7,986	7,830	8,283	8,293
Impairment charges	—	—	—	113,406	—

Total expenses	42,457	40,609	36,338	160,431	37,850

Income (loss) from continuing operations before other income (expense) and income tax benefit (expense)	4,720	969	2,806	(111,933)	1,459
Other income (expense):
Interest and other income	641	159	178	210	151
Interest expense	(5,564)	(5,027)	(4,850)	(5,662)	(5,851)
Debt extinguishment and interest rate derivative expense	—	—	—	(339)	(7)
Equity in earnings of unconsolidated partnerships	(1)	5	8	7	3

Total other income (expense)	(4,924)	(4,863)	(4,664)	(5,784)	(5,704)

Loss from operations before gain from sale of real estate partnership and income tax expense	(204)	(3,894)	(1,858)	(117,717)	(4,245)
Income tax benefit (expense)	(32)	(19)	(18)	10,611	2,294

Net loss	(236)	(3,913)	(1,876)	(107,106)	(1,951)

Net income attributable to the noncontrolling interest in real estate partnerships	(290)	(235)	(200)	(171)	(172)
Net loss attributable to the noncontrolling interest in operating partnership	254	724	508	13,970	285
Dividends on preferred stock	(1,562)	(1,562)	(1,562)	(208)	—

Net loss attributable to Cogdell Spencer Inc. common stockholders	$(1,834)	$(4,986)	$(3,130)	$(93,515)	$(1,838)

Per share data — basic and diluted:
Net loss per share attributable to Cogdell Spencer Inc. common stockholders	$(0.04)	$(0.10)	$(0.06)	$(1.84)	$(0.04)
Weighted average common shares — basic and diluted	51,080	51,058	51,009	50,745	50,083

		Design-Build
	Property	and	Intersegment	Unallocated
Three months ended Sept. 30, 2011	Operations	Development	Eliminations	and Other	Total
Revenues:
Rental revenue	$24,762	$—	$—	$—	$24,762
Design-Build contract revenue and other sales	—	34,072	(12,453)	—	21,619
Property management and other fees	789	—	—	—	789
Development management and other income	—	288	(281)	—	7

Total revenues	25,551	34,360	(12,734)	—	47,177

Certain operating expenses:
Property operating and management	10,046	—	—	—	10,046
Design-Build contracts and development management	—	31,135	(12,568)	—	18,567
Selling, general, and administrative	—	3,110	—	—	3,110

Total certain operating expenses	10,046	34,245	(12,568)	—	31,723

	15,505	115	(166)	—	15,454

Interest and other income	136	500	—	5	641
Corporate general and administrative expenses	—	—	—	(2,088)	(2,088)
Interest expense	—	—	—	(5,564)	(5,564)
Income taxes expense applicable to funds from operations modified	—	—	—	(32)	(32)
Non-real estate related depreciation and amortization	—	(270)	—	(45)	(315)
Earnings from unconsolidated real estate partnerships, before real estate related depreciation and amortization	1	—	—	—	1
Noncontrolling interests in real estate partnerships, before real estate related depreciation and amortization	(677)	—	—	—	(677)

Dividends on preferred stock	—	—	—	(1,562)	(1,562)

Funds from operations modified (FFOM)	14,965	345	(166)	(9,286)	5,858

Amortization of intangibles related to purchase accounting	(42)	(189)	—	—	(231)

Funds from operations (FFO)	14,923	156	(166)	(9,286)	5,627

Real estate related depreciation and amortization	(8,079)	—	—	—	(8,079)
Noncontrolling interests in real estate partnerships, before real estate related depreciation and amortization	677	—	—	—	677

Acquisition-related expenses	(23)				(23)
Dividends on preferred stock	—	—	—	1,562	1,562

Net income (loss)	$7,498	$156	$(166)	$(7,724)	$(236)

		Design-Build
	Property	and	Intersegment	Unallocated
Nine months ended Sept. 30, 2011	Operations	Development	Eliminations	and Other	Total
Revenues:
Rental revenue	$70,952	$—	$—	$—	$70,952
Design-Build contract revenue and other sales	—	89,598	(35,098)	—	54,500
Property management and other fees	2,325	—	—	—	2,325
Development management and other income	—	1,738	(1,616)	—	122

Total revenues	73,277	91,336	(36,714)	—	127,899

Certain operating expenses:
Property operating and management	28,675	—	—	—	28,675
Design-Build contracts and development management	—	82,631	(35,074)	—	47,557
Selling, general, and administrative	—	11,772	—	—	11,772

Total certain operating expenses	28,675	94,403	(35,074)	—	88,004

	44,602	(3,067)	(1,640)	—	39,895

Interest and other income	444	516	—	18	978
Corporate general and administrative expenses	—	—	—	(6,455)	(6,455)
Interest expense	—	—	—	(15,441)	(15,441)
Income taxes expense applicable to funds from operations modified	—	—	—	(69)	(69)
Non-real estate related depreciation and amortization	—	(825)	—	(131)	(956)
Earnings from unconsolidated real estate partnerships, before real estate related depreciation and amortization	19	—	—	—	19
Noncontrolling interests in real estate partnerships, before real estate related depreciation and amortization	(1,681)	—	—	—	(1,681)

Dividends on preferred stock	—	—	—	(4,686)	(4,686)

Funds from operations modified (FFOM)	43,384	(3,376)	(1,640)	(26,764)	11,604

Amortization of intangibles related to purchase accounting	(127)	(567)	—	—	(694)

Funds from operations (FFO)	43,257	(3,943)	(1,640)	(26,764)	10,910

Real estate related depreciation and amortization	(22,796)	—	—	—	(22,796)
Noncontrolling interests in real estate partnerships, before real estate related depreciation and amortization	1,681	—	—	—	1,681

Acquisition-related expenses	(505)				(505)
Dividends on preferred stock	—	—	—	4,685	4,685

Net income (loss)	$21,637	$(3,943)	$(1,640)	$(22,079)	$(6,025)

	Three Months Ended
	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010
Net loss	$(236)	$(3,913)	$(1,876)	$(107,106)	$(1,951)
Add:
Real estate related depreciation and amortization:
Wholly-owned and consolidated properties	8,077	7,433	7,277	7,327	7,372
Unconsolidated real estate partnerships	2	3	2	3	3
Acquisition-related expenses	23	398	84	—	—
Less:
Noncontrolling interests in real estate partnerships, before real estate related depreciation and amortization	(677)	(526)	(498)	(472)	(476)
Dividends on preferred stock	(1,562)	(1,562)	(1,562)	(208)	—

Funds from Operations (FFO)(1)	5,627	1,833	3,427	(100,456)	4,948
Amortization of intangibles related to purchase accounting, net of tax benefit	231	231	231	374	374

Funds from Operations Modified (FFOM)(1)	5,858	2,064	3,658	(100,082)	5,322
Non-recurring events and certain other charges:
Litigation loss (gain) provision	(339)	1,800	—	—	—
Litigation gain settlement	(500)	—	—	—	—
Goodwill and intangible asset impairment charges, net of tax benefit	—	—	—	93,826	—
Tax valuation allowance	—	—	—	10,553	—
Mr. Cogdell’s employment non-renewal compensation expense	—	—	—	1,493	—

Impact of litigation gains and losses, impairment charges, and employment non-renewal expense	(839)	1,800	—	105,872	—

FFOM, excluding litigation gains and losses, impairment charges, and employment non-renewal expense	$5,019	$3,864	$3,658	$5,790	$5,322

FFO per share and unit — basic and diluted	$0.10	$0.03	$0.06	$(1.72)	$0.09
FFOM per share and unit — basic and diluted	$0.10	$0.04	$0.06	$(1.71)	$0.09
FFOM per share and unit — basic and diluted, excluding litigation gains and losses, impairment charges, and employment non-renewal expense	$0.09	$0.07	$0.06	$0.10	$0.09

Weighted average shares and units outstanding	58,503	58,465	58,438	58,389	57,849

(1)
FFO is a supplemental non-GAAP financial measure used by the real estate industry to measure the operating performance of real estate companies. FFOM adds back to traditionally defined FFO non-cash amortization of non-real estate related intangible assets associated with purchase accounting. We present FFO and FFOM because we consider them important supplemental measures of operational performance. We believe FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. We believe that FFOM allows securities analysts, investors and other interested parties to evaluate current period results to results prior to the acquisition of MEA Holdings, Inc. FFO and FFOM are intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO and FFOM excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, they provide performance measures that, when compared year over year, reflect the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing a perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002), which may differ from the methodology for calculating FFO and FFOM utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. To calculate FFOM, we adjust the NAREIT definition to add back noncontrolling interests in consolidated real estate partnerships and limited liability companies before real estate related depreciation and amortization, acquisition-related expenses, and deduct dividends on preferred stock. Further, FFO and FFOM do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO and FFOM should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our performance, nor are they indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions.

(2)
Real estate depreciation and amortization consists of depreciation and amortization from wholly-owned real estate properties and the Company’s share of real estate depreciation and amortization from consolidated and unconsolidated real estate partnerships.

	Three Months Ended
	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010
Interest coverage ratio:
EBITDA(1)	$13,144	$10,919	$10,822	$11,466	$9,906
Cash paid for interest	5,473	5,055	4,622	5,901	5,515

Interest coverage ratio	2.40	2.16	2.34	1.94	1.80

Fixed charge coverage ratio:
EBITDA(1)	$13,144	$10,919	$10,822	$11,466	$9,906
Fixed charges:
Cash paid for interest	5,473	5,055	4,622	5,901	5,515
Principal payments	1,144	1,220	1,258	1,111	1,096
Dividends on preferred stock	1,562	1,562	1,562	208	—

Total fixed charges	$8,179	$7,837	$7,442	$7,220	$6,611

Fixed charge coverage ratio	1.61	1.39	1.45	1.59	1.50

St. Francis Medical Plaza — Charleston, SC

(1)	For a reconcilliation of EBITDA to net loss, see page i in the appendix to this Supplemental Operating & Financial Data package.

	Stated Interest	Interest		Principal	Maturity	Amortization
	Rate (%)	Rate (%)		Balance	Date	(years)
Secured mortgage loans — wholly-owned properties:
St. Francis CMOB, St. Francis Professional Medical Center	LIBOR + 1.85	2.09		$6,536	11/15/2011	39
St. Francis Medical Plaza (Greenville), St. Francis Women’s	LIBOR + 1.85	2.09		7,037	11/15/2011	39
Barclay Downs	6.50	6.50		4,200	11/15/2012	25
Providence Medical Office Building I, II and III	6.12	6.12		7,862	1/12/2013	25
One Medical Park	5.93	5.93		4,660	11/1/2013	20
Three Medical Park	5.55	5.55		7,283	3/25/2014	25
Medical Arts Center of Orangeburg	LIBOR + 3.25	6.00	(2)	2,176	5/5/2014	20
Lancaster Rehabilitation Hospital	6.71	6.71		9,337	6/26/2014	25
Lancaster Rehabilitation Hospital	6.79	6.79		2,059	6/26/2014	25
Rowan Outpatient Surgery Center	6.00	6.00		3,077	7/6/2014	25
East Jefferson MOB	6.01	6.01		8,550	8/10/2014	25
Rocky Mount Kidney Center	6.75	6.75		932	8/21/2014	15
Randolph Medical Park, Lincoln/Lakemont Family Practice, and Northcross Family Physicians	7.00	7.00		7,161	10/15/2014	20
MRMC MOB I	7.33	7.33		5,835	11/1/2014	25
HealthPartners Medical & Dental Clinics	LIBOR + 3.25	6.80	(1)	11,878	11/1/2014	22.5
Copperfield Medical Mall, Harrisburg Medical Mall, Midland Medical Park and Weddington & Internal/Pediatric Medicine	LIBOR + 1.50	3.25	(5)	7,817	12/15/2014	25
Good Sam Medical Office Building	7.85	7.85	(8)	10,259	6/30/2015	25
Peerless Crossing Medical Center	6.06	6.06		7,173	9/1/2016	30
Rocky Mount Medical Park	LIBOR + 3.50	3.74	(3)	10,136	10/22/2016	25
Palmetto Health Parkridge	5.68	5.68		13,500	6/1/2017	Interest only	(6)
Central NY Medical Center	6.22	6.22		24,500	7/1/2017	Interest only
Summit Professional Plaza I and II	6.18	6.18		15,925	9/1/2017	Interest only
University Physicians MOB & Outpatient Clinic	LIBOR + 2.25	5.95	(1)	10,267	4/20/2019	25
Roper Medical Office Building	7.10	7.10		9,163	6/1/2019	25
Health Park Medical Office Building	7.50	7.50		6,821	12/1/2019	25

Total / weighted average mortgages — wholly-owned properties		5.89		204,144

(1)	Represents the fixed rate for floating rate loans that have been swapped to fixed.

(2)	Minimum interest of 6.00%.

(3)	Maximum interest of 6.50%.

(4)	Interest only during construction period.

(5)	Maximum interest of 8.25%; minimum interest of 3.25%.

(6)	Interest only through June 2012. Principal and interest payments from July 2012 through June 2017.

(7)
The Company has entered into a forward starting interest rate swap agreement that effectively fixes the interest rate 6.44% beginning October 2011, when the construction phase of the loan expires and converts to an amortizing loan.

(8)	Interest of 7.85% during construction, 7.5% @ occupancy, 7.1% @ 75% occupancy with $1,615,000 NOI.

	Stated Interest	Interest		Principal	Maturity	Amortization
	Rate (%)	Rate (%)		Balance	Date	(years)
Secured revolving credit facility:
Tranche I	LIBOR + 3.25	3.49		82,000	3/1/2014	Interest only
Total / weighted average secured revolving credit facility		3.49		82,000

Term loan	LIBOR + 3.50	3.74		80,800	8/2/2014	Interest only
Consolidated real estate partnerships:
Alamance Regional Mebane Outpatient Center	LIBOR + 1.30	1.54		10,809	5/15/2012	30
Alamance Regional Mebane Outpatient Center	LIBOR + 4.00	4.24		1,465	5/15/2012	30
Lancaster ASC MOB	LIBOR + 1.20	5.23	(1)	10,034	3/2/2015	25
English Road Medical Center	4.99	4.99		5,072	4/1/2016	25
Woodlands Center for Specialized Medicine	LIBOR + 1.50	6.21	(1)	16,388	9/26/2018	25
Bonney Lake Medical Office Building	LIBOR + 3.25	3.49	(7)	8,980	2/5/2019	25	(4)
Medical Center Physicians Tower	LIBOR + 2.50	6.19	(1)	14,517	3/1/2019	25

Total / weighted average consolidated real estate partnerships		4.81		67,265

Total / weighted average debt				434,209
Unamortized premium				45

Total / weighted average debt		4.87		$434,254

Summit Professional Plaza I — Brunswick, GA

(1)	Represents the fixed rate for floating rate loans that have been swapped to fixed.

(2)	Minimum interest of 6.00%.

(3)	Maximum interest of 6.50%.

(4)	Interest only during construction period.

(5)	Maximum interest of 8.25%; minimum interest of 3.25%.

(6)	Interest only through June 2012. Principal and interest payments from July 2012 through June 2017.

(7)
The Company has entered into a forward starting interest rate swap agreement that effectively fixes the interest rate 6.44% beginning October 2011, when the construction phase of the loan expires and converts to an amortizing loan.

(8)	Interest of 7.85% during construction, 7.5% @ occupancy, 7.1% @ 75% occupancy with $1,615,000 NOI.

Future Maturities and Principal Payments

	Future Scheduled Repayments
					Weighted
					Average
					Interest Rate on
				Percent of Total	Maturing
Year	Amortization	Maturities	Total	Mortgages	Debt(1)
2011	1,087	13,542	14,629	5%	2.1%
2012	4,394	16,270	20,664	8%	3.0%
2013	4,294	11,577	15,871	6%	6.0%
2014	3,518	60,616	64,134	24%	6.1%
2015	2,140	19,492	21,632	8%	6.6%
Thereafter	5,524	128,955	134,479	50%	5.9%

Total mortgages	$20,957	$250,452	$271,409	100%	5.6%
Secured revolving credit facility (March 2014 maturity)	—	82,000	82,000		3.5%
Term Loan (August 2014 maturity)	—	80,800	80,800		3.7%

Total	$20,957	$413,252	$434,209		4.9%

(1)	Includes the fixed rate swapped interest rates.

(2)	For covenant definitions and a listing of non-financial debt covenants, please refer to the Company’s filings with the Securities and Exchange Commission.

	Weighted Average
Debt Profile	Balance	Percent of Total	Interest Rate(1)	Maturity (Years)
Fixed rate mortgages — wholly-owned properties	$180,435	42%	6.3%	4.5
Variable rate mortgages — wholly-owned properties	23,709	5%	2.8%	2.2
Secured revolving credit facility	82,000	19%	3.5%	2.4
Term loan	80,800	19%	3.7%	2.8
Mortgages — consolidated real estate partnerships	67,265	15%	4.8%	5.3

Total	$353,409	100%	4.9%	3.8

Secured revolving credit facility — matures March 2014
Facility	$200,000

Borrowing base availability	$121,471
Less: Outstanding	(82,000)
Less: Letters of credit	(7,954)

Availability	$31,517

Capitalized interest 3Q 2011	$339

				Current
Covenant summary	Required			Quarter		In Compliance
Secured revolving credit facility(2):
Maximum total leverage ratio		< 65%		53%		Yes
Maximum secured recourse indebtedness ratio		< 15%		5%		Yes
Minimum fixed charge coverage ratio		> 1.35	x	1.55	x	Yes
Minimum required tangible net worth	$	> 237,106		$284,909		Yes
Minimum facility interest coverage		> 1.50	x	6.95	x	Yes

(1)	Includes the fixed rate swapped interest rates.

(2)	For covenant definitions and a listing of non-financial debt covenants, please refer to the Company’s filings with the Securities and Exchange Commission.

Same Property Net Operating Income

	Same Property Operating Results
	As of and for Quarter Ended			As of and for Year Ended
	Sept. 30, 2011	June 30, 2011	Sept. 30, 2010	Sept. 30, 2011	Sept. 30, 2010
Property count	63	63	63	61	61
Square feet	3,501	3,501	3,501	3,390	3,390
Occupancy	91.6%	90.8%	91.0%	91.4%	91.0%

Rental revenue	$21,909	$21,785	$21,814	$83,040	$80,272
Costs related to property operations	(9,098)	(8,633)	(8,846)	(33,416)	(32,706)

Net operating income	12,811	13,152	12,968	49,624	47,566
Straight line rent	(439)	(451)	(316)	(1,561)	(780)
Fair value of lease revenues(1)	(96)	(100)	(100)	(400)	(471)

Adjusted net operating income	$12,276	$12,601	$12,552	$47,663	$46,315

	Total Property Operating Results
	As of and for Quarter Ended			As of and for Year Ended
	Sept. 30, 2011	June 30, 2011	Sept. 30, 2010	Sept. 30, 2011	Sept. 30, 2010
Property count	70	69	66	70	66
Square feet	3,949	3,889	3,676	3,949	3,676
Occupancy	92.3%	91.2%	91.4%	92.3%	91.4%

Rental revenue	$24,762	$23,136	$22,765	$93,751	$85,380
Property management and other fees	789	760	809	3,148	3,195
Costs related to property operations	(10,046)	(9,426)	(9,067)	(36,687)	(33,673)
Acquisition-related expenses	(23)	(398)	—	(505)	0

Net operating income	15,482	14,072	14,507	59,707	54,902
Straight line rent	(457)	(463)	(323)	(1,816)	(924)
Fair value of lease revenues(1)	(108)	(98)	(97)	(412)	(463)

Adjusted net operating income	$14,917	$13,511	$14,087	$57,479	$53,515

(1)	Represents the net adjustment for above and below market leases which are being amortized over the remaining term of the respective lease from the date of the acquisition.

						Annualized
						Rent Per
			Net Rentable	Occupancy	Annualized	Leased
	Location	Ownership	Square Feet	Rate	Rent	Square Foot
California
Verdugo Hills Professional Bldg I	Glendale	100.0%	64,056	92.0%	$1,939,176	$32.90
Verdugo Hills Professional Bldg II	Glendale	100.0%	42,906	99.5%	1,462,618	34.26

			106,962	95.0%	3,401,794	33.47
Florida
Woodlands Center for Specialized Medicine	Pensacola	40.0%	75,985	100.0%	2,544,183	33.48

Georgia
Augusta POB I	Augusta	100.0%	99,494	95.1%	1,387,647	14.66
Augusta POB II	Augusta	100.0%	125,634	86.1%	2,288,946	21.16
Augusta POB III	Augusta	100.0%	47,034	100.0%	958,294	20.37
Augusta POB IV	Augusta	100.0%	55,134	70.6%	717,224	18.42
Summit Professional Plaza I	Brunswick	100.0%	33,039	93.5%	861,470	27.89
Summit Professional Plaza II	Brunswick	100.0%	64,233	96.7%	1,779,432	28.63

			424,568	89.9%	7,993,013	20.94
Indiana
Methodist Professional Center I(1)	Indianapolis	100.0%	150,243	100.0%	3,696,384	24.60
Methodist Professional Center II (sub-lease)	Indianapolis	100.0%	24,080	100.0%	679,892	28.23

			174,323	100.0%	4,376,276	25.10
Kentucky
OLBH Same Day Surgery Center and MOB	Ashland	100.0%	46,907	100.0%	1,007,283	21.47
OLBH Parking Garage					880,000

			46,907	100.0%	1,887,283	21.47	(2)
Louisiana
East Jefferson MOB	Metairie	100.0%	119,921	95.9%	2,472,103	21.49
East Jefferson Medical Plaza	Metairie	100.0%	123,184	100.0%	2,894,023	23.49
East Jefferson MRI	Metairie	100.0%	10,809	100.0%	1,005,991	93.07

			253,914	98.1%	6,372,117	25.59
Minnesota
Health Partners Medical & Dental Clinics	Sartell	100.0%	60,108	94.9%	2,232,530	39.12

Mississippi
University Physicians — Grants Ferry	Flowood	100.0%	50,575	100.0%	1,717,816	33.97

New York
Central NY Medical Center(3)	Syracuse	100.0%	111,634	97.8%	2,871,587	26.31

(1)	Parking revenue from an adjacent parking deck is approximately $90,000 per month, or $1,080,000 annualized.

(2)	Excludes annualized rent of adjacent parking decks to OLBH Same Day Surgery Center and MOB and Gaston Professional Center from calculation.

(3)	Parking revenue from an adjacent parking deck is approximately $100,000 per month, or $1,200,000 annualized.

						Annualized
						Rent Per
			Net Rentable	Occupancy	Annualized	Leased
	Location	Ownership	Square Feet	Rate	Rent	Square Foot
North Carolina
Alamance Regional Mebane Outpatient Center	Mebane	35.1%	68,206	71.1%	1,868,562	38.55
Barclay Downs	Charlotte	100.0%	38,395	100.0%	683,077	17.79
Birkdale Bldgs C, D, E and Birkdale Wellness	Huntersville	100.0%	64,669	93.0%	1,347,156	22.40
Birkdale II	Huntersville	100.0%	8,269	100.0%	204,850	24.77
Copperfield Medical Mall	Concord	100.0%	26,000	100.0%	634,655	24.41
East Rocky Mount Kidney Center	Rocky Mount	100.0%	8,043	100.0%	163,650	20.35
English Road Medical Center	Rocky Mount	34.5%	35,393	95.7%	960,002	28.36
Gaston Professional & Ambulatory Surgery Centers	Gastonia	100.0%	114,956	100.0%	2,819,916	24.53
Gaston Parking					606,141
Gateway Medical Office Building	Concord	100.0%	61,789	69.1%	1,123,454	26.30
Harrisburg Family Physicians	Harrisburg	100.0%	10,802	100.0%	294,354	27.25
Harrisburg Medical Mall	Harrisburg	100.0%	18,360	100.0%	514,742	28.04
Lincoln/Lakemont Family Practice	Lincolnton	100.0%	16,500	100.0%	405,458	24.57
Mallard Crossing Medical Park	Charlotte	100.0%	52,540	69.0%	871,511	24.03
Medical Arts Building	Concord	100.0%	84,972	93.3%	1,863,557	23.51
Midland Medical Park	Midland	100.0%	14,610	100.0%	449,849	30.79
Mulberry Medical Park	Lenoir	100.0%	24,992	100.0%	508,347	20.34
Northcross Family Physicians	Charlotte	100.0%	8,018	100.0%	239,186	29.83
Randolph Medical Park	Charlotte	100.0%	84,131	76.4%	1,391,949	21.65
Rocky Mount Kidney Center	Rocky Mount	100.0%	10,105	100.0%	205,606	20.35
Rocky Mount Medical Park	Rocky Mount	100.0%	96,993	100.0%	2,088,260	21.53
Rowan Outpatient Surgery Center	Salisbury	100.0%	19,464	100.0%	440,139	22.61
Weddington Internal & Pediatric Medicine	Concord	100.0%	7,750	100.0%	204,204	26.35	(2)

			874,957	90.1%	19,888,625	24.46
Pennsylvania
Doylestown Health & Wellness Center	Doylestown	99.0%	99,132	98.8%	3,092,451	31.56
Lancaster Rehabilitation Hospital	Lancaster	100.0%	57,508	100.0%	1,517,947	26.40
Lancaster ASC MOB	Lancaster	80.9%	64,214	100.0%	2,220,166	34.57

			220,854	99.5%	6,830,564	31.09

(1)	Parking revenue from an adjacent parking deck is approximately $90,000 per month, or $1,080,000 annualized.

(2)	Excludes annualized rent of adjacent parking decks to OLBH Same Day Surgery Center and MOB and Gaston Professional Center from calculation.

(3)	Parking revenue from an adjacent parking deck is approximately $100,000 per month, or $1,200,000 annualized.

						Annualized
						Rent Per
			Net Rentable	Occupancy	Annualized	Leased
	Location	Ownership	Square Feet	Rate	Rent	Square Foot
South Carolina
200 Andrews	Greenville	100.0%	25,902	100.0%	635,812	24.55
Beaufort Medical Plaza	Beaufort	100.0%	59,340	100.0%	1,385,972	23.36
Carolina Forest Medical Plaza	Myrtle Beach	100.0%	38,902	43.5%	547,848	32.40
Mary Black Westside Medical Office Bldg	Spartanburg	100.0%	37,455	100.0%	732,042	19.54
Medical Arts Center of Orangeburg	Orangeburg	100.0%	49,324	78.0%	674,507	17.54
Mount Pleasant Medical Office Long Point	Mt. Pleasant	100.0%	38,735	69.8%	726,111	26.84
One Medical Park	Columbia	100.0%	69,840	79.3%	1,342,602	24.23
Palmetto Health Parkridge	Columbia	100.0%	89,451	94.6%	2,243,493	26.51
Providence MOB I	Columbia	100.0%	48,500	82.0%	818,816	20.58
Providence MOB II	Columbia	100.0%	23,280	88.8%	427,479	20.69
Providence MOB III	Columbia	100.0%	54,417	78.8%	751,543	17.52
River Hills Medical Plaza	Little River	100.0%	27,566	70.9%	636,227	32.55
Roper Medical Office Building	Charleston	100.0%	122,784	82.7%	2,211,106	21.77
St. Francis CMOB	Greenville	100.0%	45,140	96.6%	1,189,373	27.27
St. Francis Medical Plaza (Charleston)	Charleston	100.0%	28,734	86.1%	737,671	29.81
St. Francis Medical Plaza (Greenville)	Greenville	100.0%	62,724	99.1%	1,136,605	18.29
St. Francis Outpatient Surgery Center	Greenville	100.0%	72,491	100.0%	2,225,464	30.70
St. Francis Professional Medical Center	Greenville	100.0%	49,767	100.0%	1,169,200	23.49
St. Francis Women’s	Greenville	100.0%	57,590	89.3%	1,058,158	20.57
Three Medical Park	Columbia	100.0%	88,755	84.1%	1,779,367	23.82

			1,090,697	87.0%	22,429,396	23.65
Tennessee
Health Park Medical Office Building	Chattanooga	100.0%	52,151	100.0%	1,604,890	30.77
Medical Center Physicians Tower	Jackson	50.5%	106,772	100.0%	2,765,248	25.90
Peerless Crossing Medical Center	Cleveland	100.0%	40,506	100.0%	1,033,384	25.51

			199,429	100.0%	5,403,522	27.09
Virginia
MRMC MOB I	Mechanicsville	100.0%	56,610	89.1%	1,405,075	27.55
St. Mary’s MOB North — (Floors 6 & 7)	Richmond	100.0%	30,617	100.0%	763,822	24.95

Washington
Bonney Lake Medical Office Building	Bonney Lake	61.7%	55,991	96.9%	2,382,533	43.90

Total			3,834,767	92.3%	$92,500,136	$25.72	(2)

(1)	Parking revenue from an adjacent parking deck is approximately $94,000 per month, or $1,128,000 annualized.

(2)	Excludes annualized rent of adjacent parking decks to OLBH Same Day Surgery Center and MOB and Gaston Professional Center from calculation.

(3)	Parking revenue from an adjacent parking deck is approximately $102,000 per month, or $1,224,000 annualized.

	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010
California
Verdugo Professional Bldg I	92.0%	94.3%	91.2%	93.1%	94.3%
Verdugo Professional Bldg II	99.5%	99.5%	99.5%	99.5%	99.5%

Florida
Woodlands Center for Specialized Medicine	100.0%	100.0%	100.0%	100.0%	100.0%

Georgia
Augusta POB I	95.1%	95.1%	97.2%	93.2%	90.7%
Augusta POB II	86.1%	86.1%	86.1%	87.6%	87.6%
Augusta POB III	100.0%	100.0%	90.0%	90.0%	90.0%
Augusta POB IV	70.6%	70.6%	83.1%	83.1%	82.5%
Summit Professional Plaza I	93.5%	93.5%	93.5%	93.5%	93.5%
Summit Professional Plaza II	96.7%	96.7%	96.7%	96.7%	96.7%

Indiana
Methodist Professional Center I	100.0%	100.0%	96.4%	95.2%	95.2%
Methodist Professional Center II	100.0%	100.0%	100.0%	100.0%	100.0%

Kentucky
OLBH Same Day Surgery Center and MOB	100.0%	100.0%	91.8%	95.7%	100.0%

Louisiana
East Jefferson MOB	95.9%	95.9%	99.1%	99.1%	98.8%
East Jefferson Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%
East Jefferson MRI	100.0%	100.0%	100.0%	100.0%	100.0%

Minnesota
Health Partners Medical & Dental Clinics	94.9%	94.9%	94.9%	94.9%	94.9%

Mississippi
University Physicians — Grants Ferry	100.0%	100.0%	100.0%	100.0%	100.0%

New York
Central NY Medical Center	97.8%	97.8%	97.8%	97.8%	97.8%

	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010
North Carolina
Alamance Regional Mebane Outpatient Ctr	71.1%	71.1%	71.1%	71.1%	71.1%
Barclay Downs	100.0%	100.0%	100.0%	100.0%	100.0%
Birkdale Bldgs C, D, E and Birkdale Wellness	93.0%	93.0%	96.4%	96.4%	96.4%
Birkdale II	100.0%	100.0%	100.0%	100.0%	100.0%
Copperfield Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%
East Rocky Mount Kidney Center	100.0%	100.0%	100.0%	100.0%	100.0%
English Road Medical Center	95.7%	95.7%	95.7%	95.7%	95.7%
Gaston Professional & Ambulatory Surgery Centers	100.0%	100.0%	100.0%	100.0%	100.0%
Gateway Medical Office Building	69.1%	69.1%	69.1%	69.1%	69.1%
Harrisburg Family Physicians	100.0%	100.0%	100.0%	100.0%	100.0%
Harrisburg Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%
Lincoln/Lakemont Family Practice	100.0%	100.0%	100.0%	100.0%	100.0%
Mallard Crossing Medical Park	69.0%	63.8%	63.8%	66.0%	66.0%
Medical Arts Building	93.3%	93.3%	93.3%	93.3%	93.3%
Midland Medical Park	100.0%	100.0%	100.0%	100.0%	100.0%
Mulberry Medical Park	100.0%	100.0%	77.6%	87.0%	87.0%
Northcross Family Physicians	100.0%	100.0%	100.0%	100.0%	100.0%
Randolph Medical Park	76.4%	69.2%	69.2%	69.2%	69.2%
Rocky Mount Kidney Center	100.0%	100.0%	100.0%	100.0%	100.0%
Rocky Mount Medical Park	100.0%	100.0%	100.0%	100.0%	92.8%
Rowan Outpatient Surgery Center	100.0%	100.0%	100.0%	100.0%	100.0%
Weddington Internal & Pediatric Medicine	100.0%	100.0%	100.0%	100.0%	100.0%

Pennsylvania
Doylestown Health & Wellness Center	98.8%	98.8%	n/a	n/a	n/a
Lancaster Rehabilitation Hospital	100.0%	100.0%	100.0%	100.0%	100.0%
Lancaster ASC MOB	100.0%	100.0%	100.0%	100.0%	100.0%

	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010
South Carolina
200 Andrews	100.0%	100.0%	100.0%	100.0%	100.0%
Beaufort Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%
Carolina Forest Medical Plaza	43.5%	43.5%	43.5%	43.5%	43.5%
Mary Black Westside Medical Office Bldg	100.0%	100.0%	100.0%	100.0%	100.0%
Medical Arts Center of Orangeburg	78.0%	78.0%	78.0%	78.0%	78.0%
Mount Pleasant Medical Office Long Point	69.8%	69.8%	77.4%	77.4%	77.4%
One Medical Park	79.3%	79.3%	83.9%	83.9%	78.2%
Palmetto Health Parkridge	94.6%	94.6%	94.6%	94.6%	94.6%
Providence MOB I	82.0%	82.0%	82.0%	82.0%	87.2%
Providence MOB II	88.8%	80.6%	80.6%	88.8%	100.0%
Providence MOB III	78.8%	78.8%	73.3%	73.3%	55.5%
River Hills Medical Plaza	70.9%	70.9%	70.9%	70.9%	70.9%
Roper Medical Office Building	82.7%	82.7%	82.7%	84.7%	95.6%
St. Francis CMOB	96.6%	96.6%	96.6%	96.6%	100.0%
St. Francis Medical Plaza (Charleston)	86.1%	100.0%	100.0%	100.0%	100.0%
St. Francis Medical Plaza (Greenville)	99.1%	88.1%	88.1%	67.6%	61.5%
St. Francis Outpatient Surgery Center	100.0%	100.0%	100.0%	100.0%	100.0%
St. Francis Professional Medical Center	100.0%	100.0%	100.0%	100.0%	100.0%
St. Francis Women’s	89.3%	79.2%	79.2%	79.2%	79.2%
Three Medical Park	84.1%	84.1%	84.1%	82.3%	100.0%

Tennessee
Health Park Medical Office Building	100.0%	100.0%	100.0%	88.8%	88.8%
Medical Center Physicians Tower	100.0%	n/a	n/a	n/a	n/a
Peerless Crossing Medical Center	100.0%	100.0%	100.0%	100.0%	100.0%

Virginia
MRMC MOB I	89.1%	73.6%	77.2%	77.2%	92.7%
St. Mary’s MOB North — (Floors 6 & 7)	100.0%	100.0%	100.0%	100.0%	100.0%

Washington
Bonney Lake Medical Office Building	96.9%	n/a	n/a	n/a	n/a

Lease Expirations

	Number of	Net Rentable Square	Percentage of Net	Annualized	Percentage of Property	Annualized Rent Per
	Leases Expiring	Feet	Rentable Square Feet	Rent	Annualized Rent	Leased Square Foot
Available	—	296,510	7.7%	$—	—	$—
2011	48	146,561	3.8%	3,183,327	3.4%	21.72
2012	139	555,380	14.5%	14,407,221	15.6%	24.85	(1)
2013	91	353,962	9.2%	8,348,265	9.0%	23.59
2014	88	388,835	10.1%	9,821,705	10.6%	25.26
2015	77	296,936	7.7%	8,074,531	8.7%	24.23	(1)
2016	78	334,865	8.7%	7,521,283	8.1%	22.46
2017	53	311,015	8.1%	8,382,983	9.1%	26.95
2018	28	176,523	4.6%	4,374,629	4.7%	24.78
2019	20	144,265	3.8%	3,230,588	3.5%	22.39
2020	17	115,296	3.0%	2,727,447	2.9%	23.66
Thereafter	35	714,619	18.6%	22,428,157	24.2%	31.38

Total	674	3,834,767	100.0%	$92,500,136	100.0%	$25.72	(1)

(1)	Excludes annualized rent of adjacent parking decks to OLBH Same Day Surgery Center and MOB and Gaston Professional Center from calculation.

	Annualized	Percent of
Tenant	Rent	Portfolio
1. Bon Secours St. Francis Hospital	$6,285,596	6.8%
2. Carolinas Healthcare System	5,976,872	6.5%
3. East Jefferson General Hospital	3,590,729	3.9%
4. Lancaster General Hospital	3,021,814	3.3%
5. Palmetto Health Alliance	2,606,076	2.8%
6. IU Health (formerly Clarion)	2,572,015	2.8%
7. Woodlands Medical	2,544,183	2.8%
8. Caromont Health	2,406,875	2.6%
9. HealthPartners Inc.	2,079,978	2.2%
10. University Hospital, Augusta, GA	1,839,594	2.0%

	$32,923,732	35.6%

Medical Arts Building — Concord, North Carolina

Ground and Air Rights Maturities

		Ground or Air
	Net Rentable	Rights Lease
	Square Feet	Expiration(1)
East Jefferson MRI	10,809	2027
One Medical Park	69,840	2033
Providence MOB II	23,280	2034
East Jefferson MOB	119,921	2035
Gaston MOB and Surgery Center	114,956	2035
Three Medical Park	88,755	2039
Roper Medical Office Building	122,784	2042
East Jefferson Medical Plaza	123,184	2043
Providence MOB I	48,500	2049
St. Francis Professional Medical Center	49,767	2050
Palmetto Health Parkridge	89,451	2053
Gateway Medical Office Building	61,789	2054
Mulberry Medical Park	24,992	2057
St. Mary’s MOB North (Floors 6 & 7)	30,617	2058
Methodist Professional Center I (and adjacent parking deck)	150,243	2060
St Francis CMOB	45,140	2060
St Francis Outpatient Surgery Center	72,491	2060
Mary Black Westside Medical Office Building	37,455	2061
200 Andrews	25,902	2063
OLBH Same Day Surgery MOB/Parking Garage	46,907	2067
St. Elizabeth Covington Medical Center	59,794	2068
Beaufort Medical Plaza	59,340	2070
Medical Arts Building	84,972	2070
Mount Pleasant Medical Office Longpoint	38,735	2070
St Francis Medical Plaza (Greenville)	62,724	2070
St Francis Women’s	57,590	2070
St. Francis Medical Plaza (Charleston)	28,734	2073
St. Elizabeth Florence MOB	53,833	2080
St. Lukes Medical Office Building	176,000	2081
Alamance Regional Mebane Outpatient Ctr	68,206	2086
Medical Center Physicians Tower	106,772	2089
Lancaster ASC MOB	64,215	2091
Lancaster Rehabilitation Hosp	57,508	2092
Good Samaritan Medical Office Building (2)	79,641	2111

(1)	Year of expiration assumes we have exercised lease renewal options.

(2)	Property in construction as of Sept. 30, 2011.

Rowan Outpatient Surgery Center — Salisbury, NC

We are required to account for the operations of our Design-Build and Development segment separately from that of our Property Operations segment due to federal income tax guidelines (see Note 2 in our Consolidated Financial Statements on Form 10-K or 10-Q for further explanation of Real Estate Investment Trust organizational and operational guidance). Generally accepted accounting principles require that we eliminate these inter-company profits upon consolidation.
At times, the Design-Build and Development segment will construct a building for the Property Operations segment. Upon consolidation, the profits earned by the Design-Build and Development segment must be eliminated and the corresponding value of the building reduced by the same amount.
In the example below, Property Operations pays Design-Build and Development a market value of $10.0 million to construct a building. Design-Build and Development’s cost to construct the building is $9.0 million. Upon consolidation, we eliminate the $1.0 million profit and reduce the carrying value of the building to $9.0 million. Had we hired a third party general contractor, our carrying value would have been $10.0 million.
Regardless of who constructs the building, Property Operations establishes the rental rate based on the building’s market value of $10.0 million. Assuming an 8.0% return on cost, the rental rate is set at $0.8 million. Since we self-constructed the building, our consolidated (and internal) cost is actually $9.0 million which then increases our return on investment to 8.9% ($0.8 million divided by $9.0 million).

	Building	Return on
	Carrying Value	Investment
Building results as constructed by a third-party	$10,000,000	8.0%
Building results as constructed internally	$9,000,000	8.9%

	Property	Design-Build &	Profit	Consolidated
	Operations	Development	Elimination	Cogdell Spencer
Assets:
Cash	$(10,000,000)	$1,000,000	$—	$(9,000,000)
Building	10,000,000	—	(1,000,000)	9,000,000

	$—	$1,000,000	$(1,000,000)	—

Liabilities and equity:
Secured Credit Facility	$—	$—	$—	$—
Equity (current year earnings)	—	1,000,000	(1,000,000)	—

	$—	$1,000,000	$(1,000,000)	$—

Income statement:
Design-Build Revenue	$—	$10,000,000	$(10,000,000)	$—
Design-Build Cost of Sales	—	(9,000,000)	9,000,000	—

Gross Margin	$—	1,000,000	$(1,000,000)	$—

							Fill-up
			Completion/	Net Rentable	Percentage		Underwriting
Property	Location	Type	Acquired Date	Square Feet	Leased	Investment	Date
Stabilized:
HealthPartners Medical Office Building	St. Cloud, MN	Development	2Q 2010	60,108	95%	$15,624	N/a
University Physicians — Grant’s Ferry	Brandon, MS	Development	2Q 2010	50,575	100%	14,032	N/a
Lancaster Rehabilitation Hospital(1)	Lancaster, PA	Development	2Q 2010	4,630	100%	1,991	N/a
St. Francis Outpatient Surgery Center	Greenville, SC	Acquisition	3Q 2010	72,491	100%	16,638	N/a
Medical Center Physicians Tower	Jackson, TN	Development	2Q 2010	106,772	100%	25,577	N/a
Doylestown Health & Wellness Center	Doylestown, PA	Acquisition	2Q 2011	99,132	99%	22,500	N/a
Bonney Lake Medical Office Building	Bonney Lake, WA	Development	3Q 2011	55,991	97%	21,763	N/a

				449,699		$113,687

Fill-up:
St. Elizabeth Florence Medical Office Building	Florence, KY	Acquisition	1Q 2011	53,833	76%	$6,150	1Q 2013
St. Elizabeth Covington Medical Center	Covington, KY	Acquisition	2Q 2011	59,794	58%	12,300	2Q 2013

				113,627		$18,450

Bonney Lake Medical Office Building — Bonney Lake, WA

(1)	Represents 4,630 square foot expansion to the existing property.

		Estimated
		Completion	Net Rentable	Investment to	Estimated Total	Percentage
Development Construction	Location	Date	Square Feet	Date(1)	Investment	Leased
Good Sam Medical Office Building	Puyallup, WA	4Q 2011	80,000	$20,329	$24,700	73%
St. Luke’s Medical Office Building	Duluth, MN	3Q 2012	176,000	6,183	27,800	100%

	Three Months	Nine Months
	Ended	Ended
Capital Expenditures	Sept. 30, 2011	Sept. 30, 2011
Development, redevelopment, and acquisitions	$28,088	$77,723
Second generation tenant improvements	3,778	7,567
Recurring property capital expenditures	637	2,213

Total	$32,503	$87,503

Bonney Lake Medical Office Building — Bonney Lake, WA

(1)	Represents our investment in the project before intersegment eliminations.

(2)	We had a 61.7% ownership interest at Sept. 30, 2011.

APPENDIX

	Three Months Ended
	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010
Reconciliation of net loss to EBITDA:
Net loss	$(236)	$(3,913)	$(1,876)	$(107,106)	$(1,951)
Interest expense	5,564	5,027	4,850	5,662	5,851
Income tax expense (benefit)	32	19	18	(10,611)	(2,294)
Depreciation and amortization	8,623	7,986	7,830	8,283	8,293
Litigation loss (gain) provision	(339)	1,800	—	—	—
Litigation gain settlement	(500)	—	—	—	—
Goodwill and impairment charges	—	—	—	113,406	—
Mr. Cogdell’s retirement compensation expense	—	—	—	1,493	—
Debt extinguishment and interest rate derivative expense	—	—	—	339	7

EBITDA	$13,144	$10,919	$10,822	$11,466	$9,906

	For the 3 Months Ended		For the 9 Months Ended
	Sept. 30, 2011	Sept. 30, 2010	Sept. 30, 2011	Sept. 30, 2010
Total debt	$434,254	$411,701	$434,254	$411,701

Total assets	$709,784	$752,671	$709,784	$752,671
Accumulated depreciation of real estate properties	139,212	112,581	139,212	112,581
Accumulated amortization of intangible assets	52,688	47,863	52,688	47,863

Gross assets	$901,684	$913,115	$901,684	$913,115

Debt / Gross Assets	48%	45%	48%	45%

(1)	We believe that earnings before interest, income taxes, depreciation and amortization, or EBITDA, is a useful supplemental performance measure because it allows investors to view our performance without the impact of noncash depreciation and amortization or the cost of debt or minority interests. In addition, we believe that EBITDA is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs. Because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our performance is limited. Accordingly, EBITDA should be considered only as a supplement to net loss (computed in accordance with GAAP) as a measure of financial performance. Other equity REITs may calculate EBITDA differently; accordingly, our EBITDA may not be comparable to such other equity REITs’ EBITDA.

i

	As of and for Quarter Ended			As of and for Year Ended
	Sept. 30, 2011	June 30, 2011	Sept. 30, 2010	Sept. 30, 2011	Sept. 30, 2010
Adjusted net operating income for same properties	$12,276	$12,601	$12,552	$47,663	$46,315
Straight line rent	439	451	316	1,561	780
Fair value of lease revenues(1)	96	100	100	400	471

Net operating income for same properties	12,811	13,152	12,968	49,624	47,566
Net operating income for recently acquired or developed properties	1,905	558	730	7,440	4,141
Property management and other fees	789	760	809	3,148	3,195

Total property net operating income	15,505	14,470	14,507	60,212	54,902
Portfolio operations interest and other income	136	144	145	622	556
Earnings from unconsolidated real estate partnerships, before real estate related depreciation and amortization	1	8	6	29	28
Noncontrolling interests in real estate partnerships, before real estate related depreciation and amortization	(677)	(526)	(476)	(2,173)	(1,945)
Intersegment eliminations related to portfolio operations	—	—	23	22	92
Discontinued operations and impairment from real estate, before real estate related depreciation and amortization	—	—	—	—	(1,325)

Property operations FFOM	14,965	14,096	14,205	58,712	52,308
Design-Build and development FFOM	345	(2,851)	(2,221)	(118,674)	(572)
Intersegment eliminations FFOM	(166)	(601)	(323)	(1,986)	(7,025)
Unallocated FFOM	(9,286)	(8,580)	(6,339)	(26,554)	(26,276)

FFOM	5,858	2,064	5,322	(88,502)	18,435
Amortization of intangibles related to purchase accounting	(231)	(231)	(374)	(1,067)	(1,151)

FFO	5,627	1,833	4,948	(89,569)	17,284
Real estate related depreciation and amortization	(8,079)	(7,436)	(7,375)	(30,124)	(29,047)
Noncontrolling interests in real estate partnerships, before real estate related depreciation and amortization	677	526	476	2,173	1,946
Acquisition-related expenses	(23)	(398)	—	(505)	—
Gain on sale of real estate property	—	—	—	—	264
Dividends on preferred stock	1,562	1,562	—	4,894	—

Net loss	$(236)	$(3,913)	$(1,951)	$(113,131)	$(9,553)

(1)	Represents the net adjustment for above and below market leases which are being amortized over the remaining term of the respective lease from the date of the acquisition.

ii

	As of and for Quarter Ended			As of and for Year Ended
	Sept. 30, 2011	June 30, 2011	Sept. 30, 2010	Sept. 30, 2011	Sept. 30, 2010
Adjusted net operating income for total properties	$14,917	$13,511	$14,087	$57,479	$53,515
Straight line rent	457	463	323	1,816	924
Fair value of lease revenues(1)	108	98	97	412	463

Net operating income for total properties	15,482	14,072	14,507	59,707	54,902

Acquisition-related expenses	23	398	—	505	—
Total property net operating income	15,505	14,470	14,507	60,212	54,902
Portfolio operations interest and other income	136	144	145	622	556
Earnings from unconsolidated real estate partnerships, before real estate related depreciation and amortization	1	8	6	29	28
Noncontrolling interests in real estate partnerships, before real estate related depreciation and amortization	(677)	(526)	(476)	(2,173)	(1,945)
Intersegment eliminations related to portfolio operations	—	—	23	22	92
Discontinued operations and impairment from real estate,before real estate related depreciation and amortization	—	—	—	—	(1,325)

Property operations FFOM	14,965	14,096	14,205	58,712	52,308
Design-Build and development FFOM	345	(2,851)	(2,221)	(118,674)	(572)
Intersegment eliminations FFOM	(166)	(601)	(323)	(1,986)	(7,025)
Unallocated FFOM	(9,286)	(8,580)	(6,339)	(26,554)	(26,276)

FFOM	5,858	2,064	5,322	(88,502)	18,435
Amortization of intangibles related to purchase accounting	(231)	(231)	(374)	(1,067)	(1,151)

FFO	5,627	1,833	4,948	(89,569)	17,284
Real estate related depreciation and amortization	(8,079)	(7,436)	(7,375)	(30,124)	(29,047)
Noncontrolling interests in real estate partnerships, before real estate related depreciation and amortization	677	526	476	2,173	1,946
Acquisition-related expenses	(23)	(398)	—	(505)	—
Gain on sale of real estate property	—	—	—	—	264
Dividends on preferred stock	1,562	1,562	—	4,894	—

Net loss	$(236)	$(3,913)	$(1,951)	$(113,131)	$(9,553)

(1)	Represents the net adjustment for above and below market leases which are being amortized over the remaining term of the respective lease from the date of the acquisition.

iii